Inventory	12 Months Ended
Dec. 31, 2023
Classes of current inventories [abstract]
Inventory

Note 13 Inventory

	December 31,	December 31,
(in U.S. dollars)	2023	2022
Raw materials	$507,326	$539,271
Components and assemblies	1,403,873	2,470,762
Finished goods – at cost	89,609	155,899
Total Inventory	$2,000,808	$3,165,932

Amounts Recognized in Profit or Loss

Inventories recognized as an expense during the twelve months ended December 31, 2023, amounted to $1.1 million. Inventories recognized as an expense during the twelve months ended December 31, 2022 amounted to $1.0 million. These were included in product manufacturing and operating costs (exclusive of depreciation presented separately) in the consolidated statements of profit or loss and other comprehensive (loss) income.